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                                                                    EXHIBIT 10.8

                             UNIT LENDING AGREEMENT

      Dated as of November 22, 2004

      Between

      CHARTER COMMUNICATIONS HOLDING COMPANY, LLC ("LENDER"),

      and

      CHARTER COMMUNICATIONS, INC. ("BORROWER").

      This AGREEMENT sets forth the terms and conditions under which Borrower may, from time to time, borrow from Lender Class B Common Units of Lender.

      The parties hereto agree as follows:

      Section 1. Certain Definitions. The following capitalized terms shall have the following meanings:

      "BUSINESS DAY" means a day on which regular trading occurs in the principal trading market for the common stock of Borrower.

      "CASH" means any coin or currency of the United States as at the time shall be legal tender for payment of public and private debts.

      "COMMON STOCK" means shares of Class A Common Stock, par value $.001, of Borrower, or any other security into which the Common Stock shall be exchanged or converted as the result of any merger, consolidation, other business combination, reorganization, reclassification, recapitalization or other corporate action (including, without limitation, a reorganization in bankruptcy).

      "FACILITY TERMINATION DATE" means the earlier to occur of (i) the first date on which all of the Borrower's 5.875% Convertible Senior Notes due 2009 have been converted, repaid, repurchased, redeemed or are otherwise no longer outstanding, and (ii) November 16, 2009.

      "LLC AGREEMENT" means the Amended and Restated Limited Liability Company Agreement of Charter Communications Holding Company, LLC.

      "LOAN AVAILABILITY PERIOD" means the period beginning on the date hereof and ending on November 16, 2006 or such earlier date on which this Agreement shall terminate in accordance with the terms of this Agreement.

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      "LOANED SHARES" means shares of Common Stock transferred in a Loan as defined in and pursuant to the Share Lending Agreement until such Common Stock (or identical Common Stock) is transferred back to Lender thereunder. If, as the result of a stock dividend, stock split or reverse stock split, the number of outstanding shares of Common Stock is increased or decreased, then the number of outstanding Loaned Shares shall be proportionately increased or decreased, as the case may be. If any new or different security (or two or more securities) shall be exchanged for the outstanding shares of Common Stock as the result of any reorganization, merger, consolidation, other business combination, reclassification, recapitalization or other corporate action (including, without limitation, a reorganization in bankruptcy), such new or different security (or such two or more securities collectively) shall, effective upon such exchange, be deemed to become a Loaned Share in substitution for the former Loaned Share for which such exchange is made and in the same proportion for which such exchange was made.

      "LOANED UNITS" means Units transferred in a Loan hereunder until such Units are returned to Lender hereunder and cancelled. If, as the result of a stock dividend, stock split or reverse stock split by Borrower, the number of outstanding shares of Common Stock is increased or decreased, then the number of outstanding Loaned Units shall be proportionately increased or decreased, as the case may be. If any new or different security (or two or more securities) shall be exchanged for the outstanding shares of Common Stock as the result of any reorganization, merger, consolidation, other business combination, reclassification, recapitalization or other corporate action with respect to Borrower (including, without limitation, a reorganization in bankruptcy), such new or different security (or such two or more securities collectively) or mirror securities of Lender, as appropriate, shall, effective upon such exchange, be deemed to become a Loaned Unit in substitution for the former Loaned Unit for which such exchange is made and in the same proportion for which such exchange was made.

      "MAXIMUM NUMBER OF UNITS" means 150,000,000 Units, subject to the following adjustments:

      (a) If, as the result of a stock dividend, stock split or reverse stock split by Borrower, the number of outstanding shares of Common Stock is increased or decreased, the Maximum Number of Units shall, effective as of the payment or delivery date of any such event, be proportionally increased or decreased, as the case may be.

      (b) If, pursuant to a merger, consolidation, other business combination, reorganization, reclassification, recapitalization or other corporate action (including, without limitation, a reorganization in bankruptcy) involving the Borrower and the result of which is that Lender remains in existence, the Common Stock is exchanged for or converted into Cash, securities or other property, the Maximum Number of Units shall, effective upon such exchange, be adjusted by

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multiplying the Maximum Number of Units at such time by the number of securities, the amount of Cash or the fair market value of any other property exchanged for one share of Common Stock in such event (or mirror securities or property, as the case may be exchanged for one Unit).

      Upon the termination of any Loan pursuant to Section 4(a), the Maximum Number of Units shall be reduced by the number of Loaned Units surrendered by Borrower to Lender; provided that if the number of Loaned Units corresponding to an Unsold Amount (as defined in the Share Lending Agreement) is properly returned to Lender at the time that the Unsold Amount is properly returned to Borrower under the Share Lending Agreement, such returned Units shall not so reduce the Maximum Number of Units.

      "SHARE LENDING AGREEMENT" means that certain Share Lending Agreement, dated of even date hereof, between Borrower and Citigroup Global Markets Limited.

      "UNITS" means Class B Common Units of Lender.

      Section 2. Loans Of Units; Transfers of Loaned Units

    (a) Subject to the terms and conditions of this Agreement, Lender hereby agrees to make available for borrowing by Borrower, at any time and from time to time, during the Loan Availability Period, Units up to, in the aggregate, the Maximum Number of Units.

    (b) Subject to the terms and conditions of this Agreement, and subject to the Borrower issuing Loaned Shares, Borrower shall, from time to time, by written notice to Lender (a "BORROWING NOTICE") seek to initiate a transaction in which Lender will lend Loaned Units to Borrower (in an amount equal to the number of Loaned Shares being issued by Borrower) through the issuance by Lender of such Loaned Units to Borrower upon the terms, and subject to the conditions, set forth in this Agreement (each such issuance and loan, a "LOAN"). Such Loan shall be confirmed by a schedule and receipt listing the Loaned Units provided by Borrower to Lender (the "CONFIRMATION"). Such Confirmation shall constitute conclusive evidence with respect to the Loan, including the number of Units that are the subject of the Loan to which the Confirmation relates, unless Lender provides a written objection to the Confirmation specifying the reasons for the objection to Borrower within five Business Days after the delivery of the Confirmation to Lender.

    (c) Notwithstanding anything to the contrary in this Agreement, Borrower shall not be permitted to transfer or dispose of any Loaned Units other than to return such Units to Lender.

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    (d) Notwithstanding anything to the contrary in this Agreement, Borrower shall not be permitted to borrow, and may not initiate a Loan hereunder with respect to, any Units at any time other than to mirror the Loaned Shares pursuant to the Share Lending Agreement.

    (e) Lender shall transfer Loaned Units to Borrower on the date specified in the Borrowing Notice for the commencement of the Loan, which date shall not be earlier than the third Business Day following the receipt by Lender of the Borrowing Notice. Delivery of the Loaned Units to Borrower shall be made in the manner set forth under Section 10 below.

      Section 3. Loan Fee. Borrower agrees to pay Lender a single loan fee per Loan (a "LOAN FEE") equal to $.001 per Loaned Unit included in such Loan. The Loan Fee shall be paid by Borrower on or before the time of transfer of the Loaned Units pursuant to Section 2(e).

      Section 4 Loan Terminations.

    (a) Borrower may terminate all or any portion of a Loan on any Business
Day by giving written notice thereof to Lender, without any consideration being payable in respect thereof by Lender to Borrower. Any such loan termination shall be effective upon such written notice in accordance with the terms hereof and Lender shall amend its LLC Agreement (and in any event, without the necessity of any action by Lender, Lender's LLC Agreement shall automatically be deemed to be amended) to reflect the reduction in the number of outstanding Units.

    (b) All outstanding Loans shall terminate on the first Business Day following the Facility Termination Date and all Loaned Units then outstanding, if any, shall be cancelled by Lender by amending its LLC Agreement (and in any event, without the necessity of any action by Lender, Lender's LLC Agreement shall automatically be deemed to be amended), without any consideration being payable in respect thereof by Lender to Borrower, on the day that Borrower receives the Loaned Shares under the Share Lending Agreement from its Borrower thereunder.

    (c) If on any date, the number of Loaned Units exceeds the Maximum Number of Units, the number of Loaned Units in excess of the Maximum Number of Units shall be cancelled by Lender by amending its LLC Agreement (and in any event, without the necessity of any action by Lender, Lender's LLC Agreement shall automatically be deemed to be amended), without any consideration being payable in respect thereof by Lender to Borrower, on the day that Borrower receives the Loaned Shares under the Share Lending Agreement from its Borrower thereunder.

    (d) If a Loan is terminated upon the occurrence of a Default as set forth in Section 8, the Loaned Units shall be cancelled by Lender by amending its LLC Agreement (and in any event, without the necessity of any action by Lender,

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Lender's LLC Agreement shall automatically be deemed to be amended), without any consideration being payable in respect thereof by Lender to Borrower, on the day that Borrower receives the Loaned Shares under the Share Lending Agreement from its Borrower thereunder.

      Section 5. Distributions.

    (a) If at any time when there are Loaned Units outstanding under this Agreement, Lender makes a Cash distribution in respect of its outstanding Units, Borrower shall pay to Lender (whether or not Borrower is a holder of any or all of the outstanding Loan Units), within one Business Day after the payment of such distribution, an amount in Cash equal to the product of (i) the amount per Unit of such dividend or distribution and (ii) the number of Loaned Units outstanding at such time.

    (b) If at any time when there are Loaned Units outstanding under this Agreement, Lender makes a distribution in respect of its outstanding Units in property or securities, including any options, warrants, rights or privileges in respect of securities (other than a distribution of Units, but including any options, warrants, rights or privileges exercisable for, convertible into or exchangeable for Units) to the then holder or holders of such Loaned Units (a "NON-CASH DISTRIBUTION"), Borrower shall deliver to Lender in kind (whether or not Borrower is a holder of any or all of the outstanding Loaned Units), within one Business Day after the date of such Non-Cash Distribution, the property or securities so distributed in an amount (the "DELIVERY AMOUNT") equal to the product of (i) the amount per Unit of such Non-Cash Distribution and (ii) the number of Loaned Units outstanding at such time; provided that in lieu of such delivery, Borrower may deliver to Lender the market value of the Delivery Amount, as determined by the Agent (as defined in the Share Lending Agreement) in accordance with market practice for the property or securities constituting the Non-Cash Distribution.

      Section 6. Rights in Respect of Loaned Units. Subject to the terms of this Agreement, including Borrower's obligation to return the Loaned Units in accordance with the terms of this Agreement, and except as otherwise agreed by Borrower and Lender, Borrower shall have all of the incidents of ownership in respect of any Loaned Units.

      Section 7. Covenants.

    (a) Any Cash or other property received by Borrower pursuant to the Share Lending Agreement shall be paid or transferred immediately to Lender.

    (b) If Borrower determines that it will redeem or purchase shares of Common Stock pursuant to the Share Lending Agreement, Borrower will notify Lender in writing of the number of shares of Common Stock to be redeemed and the aggregate cost of such redemption at least two Business Days prior to settlement of such redemption. On the date of settlement of such redemption,

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Lender will redeem the number of Units equal to the number of shares of Common
Stock provided in Borrower's notice for the amount of Cash or other property provided in such notice.

      Section 8. Events of Default.

      All Loans, and any further obligation to make Loans under this Agreement, may, at the option of the Lender by a written notice to Borrower, be terminated two Business Days following such notice on the occurrence of the events set forth below, (each, a "DEFAULT"):

    (a) Borrower fails to deliver or pay to Lender when due any Cash, securities or other property as required by Section 5; or

    (b) Borrower notifies Lender of its inability to or intention not to perform its obligations hereunder or otherwise disaffirms, rejects or repudiates any of its obligations hereunder.

      Section 9. Limitation on Lender's Remedies. Notwithstanding anything to the contrary herein, upon the termination of any Loan by Lender under Section 8 or upon any other breach of this Agreement by Borrower, Lender shall only be entitled to cancel Loaned Units at the time that Borrower receives Loaned Shares from its borrower under the Share Lending Agreement. Furthermore, Lender shall only be entitled to the receipt of any other form of damages or compensation at the time and to the extent that Borrower receives damages and compensation under the Share Lending Agreement.

      Section 10. Transfers.

    (a) All transfers of Loaned Units to Borrower or to Lender hereunder shall be made by appropriate amendment to Lender's LLC Agreement.

    (b) All transfers of Cash hereunder to Borrower or Lender shall be by wire transfer or internal bank book entry debit/credit in immediately available, freely transferable funds.

    (c) A transfer of securities or Cash may be effected under this Section 10 on any day except (i) a day on which the transferee is closed for business at its address set forth in Section 12 or (ii) a day on which a wire transfer system is closed, if the facilities of such wire transfer system are required to effect such transfer.

      Section 11. Termination of Agreement. This Agreement may be terminated at any time by the written agreement of Lender and Borrower.

      Section 12 Notices.

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    (a) All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given when received.

    (b) All such notices and other communications shall be directed to the following address:

            If to Borrower or Lender to:

                     Charter Communications, Inc.
                     12405 Powercourt Dr.
                     St. Louis, MO  63131
                     Telephone:  314-965-0555
                     Telecopier:  314-965-8793
                     Attention:  General Counsel

            With a copy to:

                     Irell & Manella LLP
                     1800 Avenue of the Stars
                     Suite 900
                     Los Angeles, CA 90067
                     Telecopier No.:  310-203-7199
                     Attention:  Al Segel

    (c) In the case of any party, at such other address as may be designated by written notice to the other parties.

      Section 13. Governing Law; Submission To Jurisdiction; Severability.

    (a) This Agreement shall be governed by and construed in accordance with the laws of the State of New York, but excluding any choice of law provisions that would require the application of the laws of a jurisdiction other than New York.

    (b) EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY (A) SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN NEW YORK CITY, AND ANY APPELLATE COURT FROM ANY SUCH COURT, SOLELY FOR THE PURPOSE OF ANY SUIT, ACTION OR PROCEEDING BROUGHT TO ENFORCE ITS OBLIGATIONS HEREUNDER OR RELATING IN ANY WAY TO THIS AGREEMENT OR ANY LOAN HEREUNDER AND (B) WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, ANY DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR

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PROCEEDING IN ANY SUCH COURT AND ANY RIGHT OF JURISDICTION ON ACCOUNT OF ITS
PLACE OF RESIDENCE OR DOMICILE.

    (c) EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY RIGHT THAT IT MAY HAVE TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

    (d) To the extent permitted by law, the unenforceability or invalidity of any provision or provisions of this Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.

      Section 14. Counterparts. This Agreement may be executed in any number of counterparts, and all such counterparts taken together shall be deemed to constitute one and the same agreement.

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IN WITNESS WHEREOF, the parties hereto to have executed this Unit Lending
Agreement as of the date and year first above written.

CHARTER COMMUNICATIONS                          CHARTER COMMUNICATIONS,
HOLDING COMPANY, LLC                            INC. as Borrower
as Lender

By: /s/ Patricia M. Carroll                     By: /s/ Patricia M. Carroll
    -----------------------                         -------------------------
     Name: Patricia M. Carroll                       Name: Patricia M. Carroll
     Title: Vice President                           Title: Vice President
     Charter Communications, Inc.,
     Manager

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